Exhibit 10.7

AMENDMENT NO. 6 TO LOAN AGREEMENT

This Amendment No. 6 to Loan Agreement dated as of November 6, 2002 (“Amendment”) is entered into with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A. as Administrative Agent (as amended by an Amendment No. 1 dated April 10, 1998, an Amendment No. 2 dated March 31, 1999, an Amendment No. 3 dated June 30, 2000, an Amendment No. 4 dated March, 2001 and an Amendment No. 5 dated December, 2001, the “Loan Agreement”).  The Administrative Agent, acting with the consent of all the Lenders in accordance with the terms of the Loan Agreement, and Borrower hereby agree as follows:

1.             Section 1.1-Definitions.  The following new definitions are hereby added to Section 1.1 of the Loan Agreement.

“Pink Taco - L.A.” means the Pink Taco restaurant located in Los Angeles, California.

“Pink Taco Subsidiary” means a Subsidiary of Borrower formed for the purpose of owning and operating the Pink Taco - L.A., of which the Borrower directly or indirectly shall own not less than 80% of the equity capital interests.

2.             Section 6.14 - Capital Expenditures.  Section 6.14 of the Loan Agreement is hereby amended to add new clause (c) thereto:

(c)           Capital Expenditures made by the Pink Taco Subsidiary in connection with the development, design and construction of the Pink Taco - L.A. or Capital Expenditures made by Borrower for expansion projects to the Hard Rock Hotel in an amount not to exceed $13,000,000, provided that the aggregate amount of Capital Expenditures made pursuant to this clause (c) shall not exceed $7,500,000 in any Fiscal Year (or portion thereof), provided further that not more than $2,000,000 in Capital Expenditures not made under this clause (c) in any Fiscal Year may be expended in the following Fiscal Year.

3.             Section 6.15 - Investments. Section 6.15 of the Loan Agreement is hereby amended to add new clause (e) thereto:

(e)           Investments made in the Pink Taco Subsidiary to finance Capital Expenditures made pursuant to Section 6.14(c).

4.             Excess Cash Flow.  Pursuant to Section 2.7 of the Loan Agreement, the Commitment was required to have been reduced by 50% of the amount of Excess Cash flow for the Fiscal Year ended December 31, 2001 as of September 30, 2002.  The Lenders and the Borrower (a) agree that this reduction shall be omitted in respect of the Fiscal Year 2001 (it being understood that Section 2.7 will apply as to any Excess Cash Flow in any subsequent Fiscal Years), and (b) confirm that the principal amount of the Commitment is now $34,000,000.

5.             Comment to the Formation of Pink Taco Subsidiary. Pursuant to Section 6.16 of the Loan Accountant, the Lenders hereby consent to the formation of the Pink Taco Subsidiary.

6.             Conditions Precedent.  The altered venues of this Amendment shall be conditioned upon the receipt by the Administrative Agent of the following:

(a)           counterparts of this Amendment executed by Borrower and the Administrative Agent, seeing on behalf of the Lenders;

(b)           written consensus to the execution, delivery and performance hereof from all of the Lenders; and

(c)           a fee of 7.5 basis points times the amounts of Commitment ($25,500)

7.             Conditions Subsequent.  Concurrently with the formation of the Pink Taco Subsidiary, (a) the Pink Taco Subsidiary will execute and deliver to Administrative Agent (i) a guaranty of the Obligations, (ii) a security agreement and a deed of trust or leasehold deed of trust (as appropriate) encumbering substantially all of its assets to secure the Obligations by a first priority Lien, and (iii) such other documents as the Administrative Agents may require, and (b) each of the owners of equity securities in the Pink Taco Subsidiary will pledge (and thereafter maintain in pledge) such ownership interests to the Administrative Agent pursuant to a pledge agreement in favor of the Administrative Agent.  Each of the agreements referred to in this Section shall be in form and substance acceptable to the Administrative Agent.

8.             Representation and Warranty.  Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

9.             Confirmation.  In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

IN WITNESS WHEREOF, the parties hereto have caused the Amendment to be duly executed as of the date first above written.

HARD ROCK HOTEL, Inc., a Nevada corporation
By:	/s/ James D. Bowen
Title:	Vice President,
Chief Financial Officer and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Janice Hammond
Janice Hammond, Vice President

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 6 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

Bank of America NA
[Typed/Printed Name of Lender]

By:	/s/ Scott L. Faber

Title:	Managing Director

Date:	11/12/02

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 6 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

BANK OF SCOTLAND
[Typed/Printed Name of Lender]

By:	/s/ Joseph Fratus

Title:	JOSEPH FRATUS
Vice President
Date:	11/8/02

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 6 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

Comerica West Incorporated
[Typed/Printed Name of Lender]

By:	/s/ Eoin P. Collins
Eoin P. Collins
Title:	Vice President

Date:	10/13/02